UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): July 31, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1585 Broadway, 2nd Floor – New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8     Other Events.

Item 8.01.     Other Events.

On July 31, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-12 (the “MSM 2007-12 Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-12 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-P, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 3-A-9, Class 3-A-10, Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14, Class 3-A-15, Class 3-A-16, Class 3-A-17, Class 3-A-18, Class 3-A-19, Class 3-A-20, Class 3-A-21, Class 3-A-22, Class 3-A-23, Class 3-A-24, Class 3-A-25, Class 3-A-26, Class 3-A-27, Class 3-A-28, Class 3-A-29, Class 3-A-30, Class 3-A-31, Class 3-A-32, Class 3-A-33, Class 3-A-34, Class 3-A-35, Class 3-A-36, Class 3-A-37, Class 3-A-38, Class 3-A-39, Class 3-A-40, Class 3-A-41, Class 3-A-42, Class 3-A-P, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of July 27, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated July 31, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining of the classes of Certificates, designated as Class B-4, Class B-5, Class B-6 and Class P Certificates (collectively the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of July 31, 2007 (the “Certificate Purchase Agreement”).

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC. (“MSMCH”) as seller pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”). The MSMCH Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans were acquired from First National Bank of Nevada (“FNBN”) pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006 (the “FNBN Purchase Agreement”), each as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, FNBN and the Trustee (the “FNBN Assignment Agreement”).  The FNBN Assignment Agreement is annexed hereto as Exhibit 99.5a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.5b.

Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation (“Wachovia”) pursuant to a certain First Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement dated as of June 1, 2006 (the “Wachovia Servicing-Retained Purchase Agreement”), as supplemented by the Amended and Restated Regulation AB Compliance Addendum (the “Wachovia Reg AB Addendum”), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, Wachovia, the Master Servicer and the Trustee (the “Wachovia Servicing-Retained Assignment Agreement”).  The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.6a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.6b and the Wachovia Servicing-Retained Purchase Agreement is annexed hereto as Exhibit 99.6c.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a First Amended and Restated Servicing Agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.7a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.7b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a certain Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 (the “GreenPoint June Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, GreenPoint, the Master Servicer and the Trustee (the “GreenPoint Assignment Agreement”).  The GreenPoint Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint June Sale Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans were acquired from IndyMac Bank, F.S.B. (“IndyMac”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006 (the “IndyMac Purchase Agreement”), and are serviced pursuant to a certain Servicing Agreement dated as of September 1, 2006 (the IndyMac Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, IndyMac and the Trustee (the “IndyMac Assignment Agreement”).  The IndyMac Assignment Agreement is annexed hereto as Exhibit 99.9a, the IndyMac Purchase Agreement is annexed hereto as Exhibit 99.9b and the IndyMac Servicing Agreement is annexed hereto as Exhibit 99.9c.

Certain of the mortgage loans were acquired from Morgan Stanley Credit Corporation (“MSCC”) pursuant to a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “MSCC Purchase Agreement”), and are serviced pursuant to a certain Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 (the “MSCC Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, MSCC, the

Master Servicer and the Trustee (the “MSCC Assignment Agreement”).  The MSCC Assignment Agreement is annexed hereto as Exhibit 99.10a, the MSCC Purchase Agreement is annexed hereto as Exhibit 99.10b and the MSCC Servicing Agreement is annexed hereto as Exhibit 99.10c.

Certain of the mortgage loans were acquired from Quicken Loans, Inc. (“Quicken”) pursuant to a Second Amended and Restated Mortgage Loan Purchase Warranties and Servicing Agreement, dated as of June 1, 2006 (the “Quicken Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, Quicken, the Master Servicer and the Trustee (the “Quicken Assignment Agreement”).  The Quicken Assignment Agreement is annexed hereto as Exhibit 99.11a and the Quicken Purchase Agreement is annexed hereto as Exhibit 99.11b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by Saxon Mortgage Services, Inc. (“Saxon”) pursuant to a certain Servicing Agreement, dated as of July 1, 2007 (the “Saxon Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, Saxon, the Master Servicer and the Trustee (the “Saxon Assignment Agreement”).  The Saxon Assignment Agreement is annexed hereto as Exhibit 99.12a and the Saxon Servicing Agreement is annexed hereto as Exhibit 99.12b.

Certain of the mortgage loans were acquired from US Bank, National Association (“US Bank”) pursuant to a Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2007 (the “US Bank Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, US Bank, the Master Servicer and the Trustee (the “US Bank Assignment Agreement”).  The US Bank Assignment Agreement is annexed hereto as Exhibit 99.13a and the US Bank Purchase Agreement is annexed hereto as Exhibit 99.13b.

Section 9     Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)	Exhibits:	Page:

Exhibit 99.1	Pooling and Servicing Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of July 27, 2007, between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated July 31, 2007.

Exhibit 99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

Exhibit 99.5a
FNBN Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.5b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.

Exhibit 99.6a
Wachovia Servicing-Retained Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.6b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.6c	Wachovia Servicing-Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.7a
GMACM Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.7b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8a
GreenPoint Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc. and LaSalle Bank National Association, as

trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.8b	GreenPoint June Sale Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a
Indymac Bank Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.9b	IndyMac Purchase Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.9c	IndyMac Servicing Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.10a
MSCC Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.10b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.10c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.11a
Quicken Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Quicken Loans, Inc. and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.11b	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.12a
Saxon Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.12b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.

Exhibit 99.13a
US Bank Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank, National Association and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.13b	US Bank Purchase Agreement, dated as of April 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   October 23, 2007

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of July 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated July 31, 2007.	E
99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.	E
99.5a
FNBN Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.5b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.
99.6a
Wachovia Servicing-Retained Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wachovia Mortgage Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.6b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.	E

99.6c	Wachovia Servicing-Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.
99.7a
GMACM Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.7b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.8a
GreenPoint Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.8b	GreenPoint June Sale Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
99.9a
Indymac Bank Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.9b	IndyMac Purchase Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.	E
99.9c	IndyMac Servicing Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.	E
99.10a	MSCC Assignment Agreement, dated as of July 1,	E

2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

99.10b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.10c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.11a
Quicken Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Quicken Loans, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.11b	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.	E
99.12a
Saxon Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.12b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.	E
99.13a
US Bank Assignment Agreement, dated as of July 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank, National Association and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E

99.13b	US Bank Purchase Agreement, dated as of April 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.	E